RREEF Real Estate Securities Fund
	SUPPLEMENT DATED MARCH 12, 1996 TO
	 PROSPECTUS DATED AUGUST 1, 1995

	Effective March 12, 1996, the minimum initial investment in the RREEF Real Estate Securities Fund (the "Fund") is $50,000. In addition to the waivers set forth under "How to Purchase Shares" on page 13 of the Prospectus, the minimum initial investment may be waived by the Adviser for individual account retirement plans (including 401(k) plans, cash or deferred profit sharing plans, stock bonus plans, money purchase pension plans, ESOPs investing in non-employer securities and 403(b) annuity plans)
(hereinafter "Individual  Account Retirement Plans".)

	Footnote (1) in the section entitled "Fees and Expenses" on page 3 of the Prospectus and the third sentence under "How to Redeem Shares" on page 14 of the Prospectus, are deleted in their entirety and replaced with the following:

	"A redemption fee of 1.00% of the amount redeemed, payable to the Fund, will be charged on all redemptions within one year of purchase, except redemptions from Individual
	Account Retirement Plans."